SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549




                                  FORM 8-K/A


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported): SEPTEMBER 18, 2003


                                NISOURCE INC.
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           (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                  001-16189           35-2108964
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         (State or Other           (Commission File      (IRS Employer
   Jurisdiction of Incorporation)       Number)       Identification No.)



   801 E. 86TH AVENUE, MERRILLVILLE, INDIANA                  46410
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   (Address of Principal Executive Offices)                (Zip Code)


   Registrant's telephone number, including area code (877) 647-5990
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        (Former Name or Former Address, if Changed Since Last Report)








   This amendment to the Current Report on Form 8-K filed earlier today is being filed to correct typographical errors in Exhibit 99.

   ITEM 9.   REGULATION FD DISCLOSURE.

        NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of information at a presentation by Gary L. Neale, Chairman, President and Chief Executive Officer of NiSource Inc., at the Merrill Lynch Power and Gas Leaders Conference on September 18, 2003. This information will also be published on NiSource's website (www.nisource.com) on September 18, 2003.

        NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

        Exhibit 99 Information to be disclosed at a presentation by Gary L. Neale, Chairman, President and Chief Executive Officer of NiSource Inc., at the Merrill Lynch Power and Gas Leaders Conference on September 18, 2003.










                                  SIGNATURE


             Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NISOURCE INC.
                                                (Registrant)


   Dated: September 18, 2003               By: /s/ Gary W. Pottorff
                                               -------------------------
                                               Name:  Gary W. Pottorff
                                               Title: Secretary







                              Index to Exhibits
                              -----------------


   Exhibit Number      Exhibit Title
   --------------      -------------

        99 Information to be disclosed at a presentation by Gary L. Neale, Chairman, President and Chief Executive Officer of NiSource Inc., at the Merrill Lynch Power and Gas Leaders Conference on September 18, 2003.